                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) July 26, 2000

                             YELLOWBUBBLE.COM, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

      Nevada                         001-15241                   33-0786959
---------------                     -----------              -------------------
(State or other                     (Commission                 (IRS Employer
jurisdiction of                       File No.)              Identification No.)
incorporation)


 104-106 The Chambers, Chelsea Harbour, London, England           SW10 OXF
--------------------------------------------------------        --------------
       (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:             011-44-7871-0000
-------------------------------------------------------         ----------------

                118 Piccadilly, Mayfair, London, England, W1V 9FJ
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                             YELLOWBUBBLE.COM, INC.


This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K filed by YellowBubble.com, Inc. ("Registrant") on August 9, 2000, solely to add the financial statements of the business acquired as required by
Item 7(a) and the pro forma financial information required by Item 7(b), along with two exhibits as set forth in Item 7(c).

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           On July 26, 2000, the Registrant consummated a share exchange (the "Share Exchange") with the shareholders (the "Shareholders") of Zareeba Limited, a company incorporated under the laws of England ("Zareeba"). Under the terms of the Agreement dated July 26, 2000 (the "Agreement"), the Shareholders transferred to Registrant all of their shares of Zareeba in consideration for Pound Sterling 100,000 or approximately $151,000 in cash and the issuance to them of 169,737 shares of Registrant's common stock, par value $.001 per share (the "Common Stock").

           Pursuant to a Registration Rights Agreement between Registrant and the Shareholders, Registrant also granted to the Shareholders the right to include their shares of Common Stock received pursuant to the Agreement in any registration statement (other than in connection with a merger or other reorganization or pursuant to Form S-8) it may file within two years from the closing date of the Share Exchange.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)        FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                      The audited financial statements of Zareeba Limited, an acquired business. (F-1 to F-6)

           (b)        PRO FORMA FINANCIAL INFORMATION

                      The unaudited pro forma condensed combined balance sheet and statement of operations, with notes attached thereto. (F-7 to F-11)

           (c)        EXHIBITS

                      2.2 Agreement dated July 26, 2000, between Registrant, Zareeba Limited and the Shareholders (in accordance with the rules and regulations promulgated by the Securities and Exchange Commission, most other schedules to the agreement have been omitted)

                      4.1. Registration Rights Agreement dated as of July 26, 2000 between Registrant and the Shareholders

                                 ZAREEBA LIMITED

                              FINANCIAL STATEMENTS

                            YEAR ENDED JUNE 30, 2000



                                    INDEX

INDEPENDENT AUDITOR'S REPORT  ..........................................     F-1

BALANCE SHEET ..........................................................     F-2

STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS .........................     F-3

STATEMENT OF CASH FLOWS ................................................     F-4

NOTES TO FINANCIAL STATEMENTS ..........................................   F-5-6

Board of Directors and Shareholders
Zareeba Limited
London, England


INDEPENDENT AUDITOR'S REPORT


We have audited the accompanying balance sheet of Zareeba Limited (the "Company") as of June 30, 2000, and the related statements of operations and comprehensive loss and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zareeba Limited as of June 30, 2000 and the results of their operations and cash flows for the year then ended in conformity with generally accepted accounting principles.


s/Hays & Company


September 22, 2000
New York, NY

                                 ZAREEBA LIMITED

                                  BALANCE SHEET

                                  JUNE 30, 2000


 ASSETS

 CURRENT ASSETS
       Cash                                                     $   40,127
       Accounts receivable                                          26,130
       Prepaid expenses                                             16,777
                                                                ----------

               Total current assets                                 83,034

 PROPERTY AND EQUIPMENT, net of
       accumulated depreciation of $4,720                           18,888

 WEBSITE DEVELOPMENT COSTS, net of
       accumulated amortization of $34,728                          34,728
                                                                ----------

                                                                $  136,650
                                                                ==========

 LIABILITIES AND SHAREHOLDERS' DEFICIT

 CURRENT LIABILITIES
       Accounts payable and accrued expenses                    $  241,684
                                                                ----------

 SHAREHOLDERS' DEFICIT
       Ordinary shares, $.015 par value; 10,000,000 shares
         authorized, 133,812 issued and outstanding                  2,033
       Additional paid-in capital                                  482,888
       Accumulated deficit                                        (595,080)
       Accumulated other comprehensive income                        5,125
                                                                ----------
               Total shareholders' deficit                        (105,034)
                                                                ----------

                                                                $  136,650
                                                                ==========

See notes to financial statements.                                           F-2

                                 ZAREEBA LIMITED

                 STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

                            YEAR ENDED JUNE 30, 2000




 REVENUE
       Services                                            $   30,069
       Interest income                                          1,900
                                                           -----------

                                                               31,969
                                                           -----------

 EXPENSES
       Salaries                                               105,290
       Employee benefits                                        7,087
       Website development costs                              196,464
       Advertising and marketing                              102,001
       Professional fees                                      112,801
       Depreciation and amortization                           41,374
       Rent                                                    14,013
       Office                                                  19,514
       Travel and entertainment                                34,198
       Foreign exchange gain                                   (5,693)
                                                           -----------

                                                              627,049
                                                           -----------

 NET LOSS                                                    (595,080)
                                                           -----------

 OTHER COMPREHENSIVE INCOME
       Foreign currency translation adjustment                  5,125
                                                           -----------

 COMPREHENSIVE LOSS                                        $ (589,955)
                                                           ===========

See notes to financial statements.                                           F-3

                                 ZAREEBA LIMITED

                             STATEMENT OF CASH FLOWS

                            YEAR ENDED JUNE 30, 2000




 INCREASE (DECREASE) IN CASH

 CASH FLOWS FROM OPERATING ACTIVITIES
       Net loss                                                                            $ (595,080)
       Adjustment to reconcile net loss to net cash used in operating activities
           Depreciation and amortization                                                       41,374
       Changes in operating assets and liabilities
           Accounts receivable                                                                (27,405)
           Prepaid expenses                                                                   (17,596)
           Accounts payable and accrued expenses                                              253,477
                                                                                           -----------

               Net cash used in operating activities                                         (345,230)
                                                                                           -----------

 CASH FLOWS FROM INVESTING ACTIVITIES
       Cash paid for property and equipment                                                   (24,760)
       Cash paid for website development costs                                                (72,845)
                                                                                           -----------

               Net cash used in investing activities                                          (97,605)
                                                                                           -----------

 CASH FLOWS FROM FINANCING ACTIVITIES
       Proceeds from sale of ordinary shares                                                  484,921
                                                                                           -----------

                                                                                               42,086

 Effect on exchange rate changes on cash                                                       (1,959)
                                                                                           -----------

 NET INCREASE IN CASH                                                                          40,127

 CASH, BEGINNING OF YEAR                                                                            -
                                                                                           -----------

 CASH, END OF YEAR                                                                         $   40,127
                                                                                           ===========

See notes to financial statements.                                           F-4

                                 ZAREEBA LIMITED

                              FINANCIAL STATEMENTS

                            YEAR ENDED JUNE 30, 2000

1          THE COMPANY

           Zareeba Limited, a company incorporated under the laws of England ("Zareeba"), was incorporated on June 22, 1999 as Sharkhunt.com Limited and on May 18, 2000 changed its name to Zareeba Limited. Zareeba is an internet company that provides on-line discount shopping to its members through its bargain shopping channel. In addition, it allows members to advertise goods and services for free on its auction channel. Zareeba attempts to attract members by paying users for downloading and displaying advertising bars on their browsers and for referring new members.

2          SIGNIFICANT ACCOUNTING POLICIES

           REVENUE RECOGNITION

           The Company receives advertising revenue generated by its members shopping on-line.

           PROPERTY AND EQUIPMENT

           Property and equipment, which consists of computer equipment, are stated at cost and depreciated on a straight-line basis over the estimated useful lives of five years. Expenditures for maintenance and repairs are charged to operations at the time the expense is incurred. Expenditures determined to represent additions are capitalized.

           START-UP AND ORGANIZATION COSTS

           The Company accounts for start-up costs in accordance with Statement of Position 98-5, "Reporting on the Costs of Start-up Activities" ("SOP 98-5"), issued by the American Institute of Certified Public Accountants. SOP 98-5 requires the cost of start-up activities, including organization costs, to be expensed as incurred.

           FOREIGN CURRENCY

           The functional currency of the Company is the British pound sterling. Assets and liabilities are translated into U.S. Dollars at year-end exchange rates and income statement items are translated at average exchange rates during the period. Gains and losses resulting from translation are recorded as accumulated other comprehensive income in shareholders' deficit. Transaction gains and losses are recognized as incurred.

           WEBSITE DEVELOPMENT COSTS

           Costs incurred in the development of the core software for the Company's website infrastructure are capitalized in accordance with Statement of Position 98-1 "Accounting for the Costs of Software Developed or Obtained for Internal Use" and are amortized over the expected useful life of the developed software ranging from 1 - 3 years. Costs incurred in the development of content for the Company's website and maintenance are expensed as incurred

           INCOME TAXES

           No provision for income taxes has been made due to the existence of net operating losses since inception and no deferred tax assets have been recognized due to the uncertainty of their realization.

2          SIGNIFICANT ACCOUNTING POLICIES (continued)

           ADVERTISING

           Advertising, which is conducted principally through electronic media and direct mail marketing, is expensed as incurred or at the time the advertising first takes place.

           USE OF ESTIMATES

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

3          SUBSEQUENT EVENT

           On July 26, 2000, Yellowbubble.com, Inc. ("Registrant") consummated a share exchange with the shareholders (the "Shareholders") of Zareeba. Under the terms of the share exchange agreement, the Shareholders transferred to Registrant all of their shares of Zareeba in consideration for the issuance of 169,737 shares of common stock of Yellowbubble.com, Inc. valued at $848,684, or $5.00 per share, and the assumption of liabilities in the amount of approximately $151,316.

                             YELLOWBUBBLE.COM, INC.
                                AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


On July 26, 2000, Yellowbubble.com, Inc. ("Registrant") consummated a share exchange with the shareholders (the "Shareholders") of Zareeba Limited ("Zareeba"). Under the terms of the share exchange agreement, the Shareholders transferred to Registrant all of their shares of Zareeba in consideration for the issuance of 169,737 shares of common stock of Yellowbubble.com, Inc. valued at $848,684, or $5.00 per share, and the assumption of liabilities in the amount of approximately $151,316. This transaction will be accounted for as a purchase business combination in accordance with Accounting Principles Board ("APB") Opinion No. 16, Business Combinations.

The accompanying unaudited pro forma condensed combined balance sheet combines the unaudited consolidated balance sheet of Yellowbubble.com, Inc. as of June 30, 2000 with the audited balance sheet of Zareeba as of the same date, and gives effect to the acquisition of Zareeba as if it occurred on such date.

The accompanying unaudited pro forma condensed combined statements of operations combine Yellowbubble.com, Inc. consolidated statements of operations for the period from September 2, 1999 (Inception) to December 31, 1999, and for the six months ended June 30, 2000 with the statements of operations of Zareeba for the same periods (on an annualized basis) and gives effect to the acquisition as if it occurred on September 2, 1999 (Inception).

These unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations in future periods or the results that actually would have been realized had Yellowbubble.com, Inc. and Zareeba been a combined company during the periods presented. The unaudited pro forma combined financial statements should be read in conjunction with the unaudited consolidated financial statements of Yellowbubble.com, Inc. included in their quarterly report on Form 10-QSB for the quarter ended June 30, 2000, the audited consolidated financial statements of Yellowbubble.com, Inc. included in their Annual Report on Form 10-KSB for the period ended December 31, 1999 and the audited financial statements of Zareeba contained elsewhere in this Form 8-K.

                             YELLOWBUBBLE.COM, INC.
                                AND SUBSIDIARIES
                          (A Development Stage Company)

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  June 30, 2000



                                                             YELLOWBUBBLE.COM,    ZAREEBA         PRO FORMA              PRO FORMA
                                                                   INC            LIMITED        ADJUSTMENTS             COMBINED
                                                             -----------------  -----------     -------------           -----------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                      $   551,826    $    40,127       $      -              $   591,953
  Receivables                                                        207,940         26,130              -                  234,070
  Prepaid expenses                                                   219,773         16,777              -                  236,550
                                                                 -----------    -----------       -----------           -----------

    Total current assets                                             979,539         83,034              -                1,062,573

Property and equipment, net                                          327,911         18,888              -                  346,799

Website development costs, net                                       460,837         34,728           690,680    (1)      1,186,245

Customer base, net                                                                                     86,335    (1)         86,335

Goodwill, net                                                              -              -            86,335    (1)         86,335
                                                                 -----------    -----------       -----------           -----------

                                                                 $ 1,768,287    $   136,650       $   863,350           $ 2,768,287
                                                                 ===========    ===========       ===========           ===========


LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payables and accrued expenses                         $   631,677    $   241,684       $   (90,368)   (1)    $   782,993
  Accrued wages                                                       14,406              -              -                   14,406
  Current maturities of capitalized lease obligations                 24,568              -              -                   24,568
                                                                 -----------    -----------       -----------           -----------

    Total current liabilities                                        670,651        241,684           (90,368)              821,967

  Capitalized lease obligations, net of currrent maturities           49,137              -              -                   49,137
                                                                 -----------    -----------       -----------           -----------

    Total liabilities                                                719,788        241,684           (90,368)              871,104
                                                                 -----------    -----------       -----------           -----------

SHAREHOLDERS' EQUITY (DEFICIT)
  Common stock                                                        13,469          2,033            (1,863)   (1)         13,639
  Additional paid-in capital                                       3,000,844        482,888           365,626    (1)      3,849,358
  Accumulated deficit                                             (1,965,814)      (595,080)          595,080    (1)     (1,965,814)
  Accumulated other comprehensive income                                   -          5,125            (5,125)   (1)              -
                                                                 -----------    -----------       -----------           -----------

    Total shareholders' equity (deficit)                           1,048,499       (105,034)          953,718             1,897,183
                                                                 -----------    -----------       -----------           -----------

                                                                 $ 1,768,287    $   136,650       $   863,350           $ 2,768,287
                                                                 ===========    ===========       ===========           ===========

See notes to Unaudited Pro Forma Condensed Combined Financial Statements.    F-8

                             YELLOWBUBBLE.COM, INC.
                                AND SUBSIDIARIES
                          (A Development Stage Company)

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS For the period September 2, 1999 (Inception) to December 31, 1999




                                            YELLOWBUBBLE.COM,        ZAREEBA       PRO FORMA            PRO FORMA
                                                   INC.              LIMITED      ADJUSTMENTS           COMBINED
                                            -----------------      -----------    -----------          -----------

REVENUE
      Services                                 $         -         $    10,023              -          $    10,023
      Interest income                                   18                 633              -                  651
                                               -----------         -----------    -----------          -----------
                                                        18              10,656              -               10,674
                                               -----------         -----------    -----------          -----------

COSTS AND EXPENSES

      Business development                               -             136,947              -              136,947
      General and administrative                   242,019              34,469              -              276,488
      Legal and professional fees                        -              37,600              -               37,600
      Amortization of intangible assets                  -                   -         96,790   (2)         96,790
                                               -----------         -----------    -----------          -----------
                                                   242,019             209,016         96,790              547,825
                                               -----------         -----------    -----------          -----------


NET LOSS                                       $  (242,001)        $  (198,360)   $   (96,790)         $  (537,151)
                                               ===========         ===========    ===========          ===========

Basic and diluted net loss per share           $     (0.03)                                            $     (0.06)
                                               ===========                                             ===========

Weighted average number of
      common shares outstanding                  8,163,000                            169,737   (3)      8,332,737
                                               ===========                        ===========          ===========

See notes to Unaudited Pro Forma Condensed Combined Financial Statements.    F-9

                             YELLOWBUBBLE.COM, INC.
                                AND SUBSIDIARIES
                          (A Development Stage Company)

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         Six months ended June 30, 2000



                                          YELLOWBUBBLE.COM,        ZAREEBA       PRO FORMA              PRO FORMA
                                                INC.               LIMITED      ADJUSTMENTS             COMBINED
                                          -----------------     ------------    ------------          ------------
REVENUE
      Services                             $          -         $     15,035               -          $     15,035
      Interest income                             6,646                  950               -                 7,596
                                           ------------         ------------    ------------          ------------
                                                  6,646               15,985               -                22,631
                                           ------------         ------------    ------------          ------------

COSTS AND EXPENSES

      Business development                      686,673              205,421               -               892,094
      General and administrative                771,318               51,703               -               823,021
      Legal and professional fees               213,629               56,401               -               270,030
      Transfer taxes                             25,973                    -               -                25,973
      Amortization of intangible assets               -                    -         145,331    (2)        145,331
                                           ------------         ------------    ------------          ------------
                                              1,697,593              313,525         145,331             2,156,449
                                           ------------         ------------    ------------          ------------


NET LOSS                                   $ (1,690,947)        $   (297,540)   $   (145,331)         $ (2,133,818)
                                           ============         ============    ============          ============

Basic and diluted net loss per share       $      (0.15)                                              $      (0.18)
                                           ============                                               ============

Weighted average number of
      common shares outstanding              11,614,144                              169,737    (3)     11,783,881
                                           ============                         ============          ============


See notes to Unaudited Pro Forma Condensed Combined Financial Statements.   F-10

                             YELLOWBUBBLE.COM, INC.
                                AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


1          PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

The unaudited pro forma condensed combined financial statements have been prepared on the basis of assumptions relating to the allocation of consideration paid for the assets and liabilities based upon primarily estimates of their fair value. The actual allocation of the consideration for the acquisition to the tangible and identifiable intangible assets acquired and liabilities assumed will be based on the basis of their estimated fair values on the effective date of the acquisition and may differ from those assumptions reflected in the unaudited combined financial statements after final valuations have been completed. Assuming that the acquisition of Zareeba had occurred on June 30, 2000, the purchase price allocation would have been as follows:


           Fair value of net liabilities assumed              $   (14,666)
           Customer base                                           86,335
           In-place technology                                    690,680
           Goodwill                                                86,335
                                                              -----------
                                                              $   848,684
                                                              ===========

Tangible assets of Zareeba acquired principally include cash, accounts receivable, property and equipment and other assets. Liabilities of Zareeba assumed principally include accounts payables and accrued expenses. The value of the customer base was estimated based upon the current cost to acquire approximately 130,000 customers and will be amortized to operations over an estimated life of two years. The value of the in-place technology was determined by estimating the projected net cash flows related to the product, determined based upon Yellowbubble.com, Inc.'s estimates of the future revenue to be earned from the products. The cash flows were then discounted back to their net present value. The in-place technology will be amortized to operations over an estimated life of three years. The excess of purchase price over tangible and identifiable intangible assets acquired and liabilities assumed will be recorded as goodwill and amortized to operations over an estimated life of five years.

The following adjustments have been reflected in the unaudited pro forma condensed combined financial statements:

           1) To reflect the issuance of common stock and assumption of liabilities for the acquisition of Zareeba by Yellowbubble.com, Inc. as if the acquisition occurred on June 30, 2000 and to eliminate the historical shareholder's deficit of Zareeba and record the estimated allocation of the purchase price.

           2) To record the amortization expense associated with intangible assets over their estimated useful lives as if the acquisition had occurred on September 2, 1999.

           3) Pro forma weighted average number of shares includes common stock issued by Yellowbubble.com, Inc. to acquire Zareeba as if the acquisition had occurred on September 2, 1999.

                                   SIGNATURES

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          YELLOWBUBBLE.COM, INC.



                                          By:   /s/ D.F.H. Scroggie
                                               ----------------------
                                                 D.F.H. Scroggie
                                                 Secretary



Date:  October 11th, 2000



                                       2